UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

TIMBERLINE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: Common stock, $0.001 par value
(2)	Aggregate number of securities to which transaction applies: 4,672,897 shares
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$3.25/share of Common Stock — pursuant to Rule 0-11(c)(1) under the Securities Exchange Act of 1934, the average of the high and low prices, as quoted on the OTC Bulletin Board on April 22, 2008

(4)	Proposed maximum aggregate value of transaction: $80,186,915 *
(5)	Total fee paid: $3,152
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:
(4)	Date Filed:

* Calculated in accordance with Rule 0-11 of the Exchange Act solely for the purpose of determining the registration fee in connection with this proxy statement.

EXPLANATORY NOTE:

This cover page of the preliminary proxy statement is refiled to include the fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11, which was inadvertently omitted from the original preliminary proxy statement filed on April 22, 2008.

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